UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 3, 2005

Date of earliest event reported: April 28, 2005

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

1-13948	Delaware	62-1612879
(Commission file number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Atlanta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4))

Item 1.01                        Entry into a Material Definitive Agreement.

The Board of Directors of Schweitzer-Mauduit International, Inc. appointed Mr. Widjaja Jiemy as President – Southeast Asian Operations, effective May 16, 2005.  The offer of employment is filed with this report as Exhibit 10.1 and its contents are incorporated by reference into this Item 1.01.  The material terms and conditions of this agreement are summarized in Item 5.02 below and the contents of such summary are incorporated into this Item 1.01 by reference.

Item 2.02                        Results of Operations and Financial Condition.

On April 28, 2005, we issued a Press Release announcing our earnings for the first quarter of 2005.  The earnings release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 5.02                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Reelection of Directors

On April 28, 2005, we issued a Press Release announcing the reelection of Claire L. Arnold, age 58, and Laurent G. Chambaz, age 57, as Class I Directors for a 3-year term expiring at the 2008 Annual Meeting of Stockholders.  The Press Release is attached hereto as Exhibit 99.2.  Mrs. Arnold serves as Chief Executive Officer of Leapfrog Services, Inc., a position she has held since 1998.  Mr. Chambaz currently serves as a partner in the law firm of UGGC & Associés, a position he has held since January 2001.  Prior to that Mr. Chambaz was a partner in the law firm of Chambaz in association with UGGC & Associés from October 1999 to December 2000.

Appointment of Principal Officer

On April 28, 2005, the Board of Directors of Schweitzer-Mauduit, International, Inc., appointed Mr. Widjaja Jiemy as an executive officer with the title of President – Southeast Asian Operations, effective May 16, 2005.

Widjaja Jiemy, age 47, has over 25 years of paper industry experience, most recently serving as General Manager of April Fine Paper (Guang Ding) Co., Ltd., of business development in China to build a greenfield paper mill in Jiangmen, Guangdong province.  Previously, Mr. Jiemy served as General Manager of P.T. Riau Andalan Kertas, a pan-Asian paper company, and as General Manager of P.T. Sampoerna Percetakan Nusantara, an Indonesian corrugated box making and printing company.

Under the terms of his offer of employment, Mr. Jiemy will be employed as the President – Southeast Asian Operations of Schweitzer-Mauduit.  The material terms and conditions of Mr. Jiemy’s compensation and perquisites are summarized below, which description is qualified in its entirety by reference to the provisions of the offer of employment attached to this report as Exhibit 10.1.

Base Pay

As President – Southeast Asian Operations of Schweitzer-Mauduit, Mr. Jiemy will be paid $12,500 per month, which annualizes to $150,000, net of taxes.  Mr. Jiemy’s salary will be reviewed within 1 year of his employment date.

Bonus

Mr. Jiemy will receive a one-time sign-on bonus of $30,000.

Annual Incentive Plan

Mr. Jiemy will participate in our management Annual Incentive Plan, which provides an annual bonus opportunity of 35 percent of net salary at target performance, with a maximum opportunity of 66.5 percent of net salary.

Long Term Incentive Plan

Mr. Jiemy will participate in our executive Long Term Incentive Plan, which provides an opportunity for awards calculated as a percentage of Mr. Jiemy’s base net salary and determined by the performance of Schweitzer-Mauduit.

Mr. Jiemy will also receive a one-time initial award of 10,000 time-vesting stock options on our common stock, which will vest in three annual installments beginning May 16, 2006.

Other Benefits

Mr. Jiemy will be eligible to participate in our medical, dental, life insurance, disability, and other benefit programs generally made available to our employees, as well as receive a car allowance, housing allowance, education benefits, retirement benefits, relocation allowance, tax equalization and vacation benefit as further described in the attached Exhibit 10.1.

Reappointment of Executive Officers

On April 28, 2005, the Board of Directors reappointed the existing executive officers as identified in Part 1, Item 1 of the Schweitzer-Mauduit International Inc. Form 10-K for the fiscal year ended December 31, 2004.

Item 5.03                        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal year

On April 28, 2005, the Board of Directors approved an amendment to Article 16 of the Schweitzer-Mauduit International, Inc. Bylaws.  The amendment, which was effective April 28, 2005, increases the number of Directors constituting the entire Board of Directors to be not less than six nor more than ten.  The full text of the amended Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01                        Other Events.

On, April 28, 2005, we issued a press release announcing that the Board of Directors of Schweitzer-Mauduit International, Inc. declared a regular quarterly common stock dividend of $0.15 a share.  The Board of Directors declared the dividend payable on June 13, 2005 to stockholders of record on May 16, 2005.  The press release on the dividend, which is attached as Exhibit 99.3 to this report, is incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits.

(c)  Exhibits

3.1                                   Bylaws, as amended through April 28, 2005

10.1                             Letter Agreement between Schweitzer-Mauduit International, Inc. and Widjaja Jiemy.

99.1                             Press Release, dated April 28, 2005, of Schweitzer-Mauduit International, Inc., announcing its earnings for the first quarter of 2005.

99.2                             Press Release, dated April 28, 2005, for Schweitzer-Mauduit International, Inc., announcing quarterly dividend and director elections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ PAUL C. ROBERTS
Paul C. Roberts
Chief Financial Officer and Treasurer

Dated:  May 3, 2005

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

dated May 3, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws, as amended through April 28, 2005

10.1	Letter Agreement between Schweitzer-Mauduit International, Inc. and Widjaja Jiemy.

99.1	Press Release, dated April 28, 2005, of Schweitzer-Mauduit International, Inc., announcing its earnings for the first quarter of 2005.

99.2	Press Release dated April 28, 2005, for Schweitzer-Mauduit International, Inc., announcing quarterly dividend and director elections.